EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
EARNINGS PER SHARE
14. EARNINGS PER SHARE
Basic earnings per share represents income available to ordinary shareholders divided by the weighted average number of ordinary shares outstanding during the reported period. Diluted earnings per share reflects the effect of the increase in shares outstanding determined by using the treasury stock method for awards issued under the Company’s 2021 Equity Plan; however, there were no dilutive shares for the periods presented.
As of December 31, 2021, there were 8.8 million contingently issuable PBNQSOs outstanding that were excluded from the diluted earnings per share calculation because the contingencies had not been met. Additionally, warrants were excluded from the computation of diluted net (loss) income per share as the effect would have an antidilutive impact as the Company incurred net losses for the periods presented. As a result, diluted net loss per ordinary share is the same as basic net loss per common share for the period presented.

Basic and diluted weighted average shares outstanding and earnings per share were as follows (in thousands, except share and per share data):

	Successor	Predecessor
	November 9, 2021 Through December 31, 2021	January 1, 2021 Through November 8, 2021	Year Ended December 31,
			2020	2019
Net (loss) income	$(680,457)	$20,629	$24,249	$(42,037)
Basic and diluted (loss) earnings per share	$(4.33)	$0.39	$0.46	$(0.79)
Weighted-average shares outstanding:
Basic and diluted	157,158,579	53,045,510	53,045,510	53,045,510